COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	112.9%
COMMUNICATIONS—TOWERS	16.5%
American Tower Corp.(a),(b)		661,852	$158,222,339
Crown Castle International Corp.		520,721	89,631,706
SBA Communications Corp.		242,875	67,409,956

			315,264,001

REAL ESTATE	96.4%
DATA CENTERS	10.1%
CyrusOne, Inc.(a),(b)		944,425	63,956,461
Digital Realty Trust, Inc.(a)		248,161	34,950,995
Equinix, Inc.(a),(b)		137,613	93,520,419

			192,427,875

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (EUR) (Australia)(c),(d)		3,927,678	0

HEALTH CARE	17.9%
Healthcare Trust of America, Inc., Class A		1,238,687	34,162,987
Healthpeak Properties, Inc.(a),(b),(e)		3,031,321	96,214,129
Medical Properties Trust, Inc.(b)		1,859,054	39,560,669
Ventas, Inc.(a),(b)		1,659,926	88,540,453
Welltower, Inc.(a)		1,161,404	83,191,369

			341,669,607

HOTEL	4.1%
DiamondRock Hospitality Co.(d)		1,634,317	16,833,465
Host Hotels & Resorts, Inc.(a),(b)		3,577,048	60,273,259

			77,106,724

INDUSTRIALS	12.3%
Americold Realty Trust		1,036,082	39,858,074
BG LLH, LLC (Lineage Logistics)(f)		142,519	10,251,392
Duke Realty Corp.(a),(b)		2,662,458	111,636,864
Prologis, Inc.(a),(b)		693,075	73,465,950

			235,212,280

NET LEASE	12.1%
Agree Realty Corp.(a),(b)		272,991	18,375,024
Broadstone Net Lease, Inc., Class A		603,706	11,047,820
Spirit Realty Capital, Inc.(a),(b)		1,090,752	46,356,960
VEREIT, Inc.(b)		1,708,848	65,995,710

		Shares	Value
VICI Properties, Inc.(a)		3,120,873	$88,133,453

			229,908,967

OFFICE	0.9%
Kilroy Realty Corp.(a),(b)		255,351	16,758,686

RESIDENTIAL	17.7%
APARTMENT	10.2%
Apartment Income REIT Corp.		768,491	32,860,675
Essex Property Trust, Inc.(a),(b)		202,661	55,091,367
Mid-America Apartment Communities, Inc.		146,559	21,157,257
UDR, Inc.(b)		1,926,457	84,494,404

			193,603,703

MANUFACTURED HOME	4.0%
Sun Communities, Inc.(a),(b)		512,807	76,941,562

SINGLE FAMILY	3.5%
Invitation Homes, Inc.(a),(b)		2,083,204	66,641,696

TOTAL RESIDENTIAL			337,186,961

SELF STORAGE	10.4%
Extra Space Storage, Inc.(a),(b)		570,046	75,559,597
Public Storage(a),(b),(e)		494,554	122,036,145

			197,595,742

SHOPPING CENTERS—REGIONAL MALL	4.9%
Simon Property Group, Inc.(b)		819,907	93,280,820

SPECIALTY	1.6%
Lamar Advertising Co., Class A		325,973	30,615,384

TIMBER	4.4%
Weyerhaeuser Co.(a)		2,373,816	84,507,850

TOTAL REAL ESTATE			1,836,270,896

TOTAL COMMON STOCK (Identified cost—$1,556,589,980)			2,151,534,897

PREFERRED SECURITIES—$25 PAR VALUE	12.5%
BANKS	1.1%
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(g)		250,000	6,370,000
Huntington Bancshares, Inc., 6.25%, Series D(h)		75,432	1,910,693
JPMorgan Chase & Co., 5.75%, Series DD(h)		75,000	2,033,250
Wells Fargo & Co., 5.20%(h)		93,333	2,418,258

		Shares	Value
Wells Fargo & Co., 4.70%, Series AA(h)		88,000	$2,239,600
Wells Fargo & Co., 5.50%, Series X(h)		49,355	1,273,359
Wells Fargo & Co., 4.75%, Series Z(h)		208,044	5,311,363

			21,556,523

ELECTRIC	0.1%
Southern Co./The, 4.20%, due 10/15/60, Series C		98,601	2,450,235

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co., Inc., 6.75%, Series A(h)		107,425	2,739,337

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(h),(i)		147,000	3,514,770

REAL ESTATE	10.9%
DATA CENTERS	0.7%
Digital Realty Trust, Inc., 6.625%, Series C(h)		179,137	4,541,123
Digital Realty Trust, Inc., 5.85%, Series K(h)		98,115	2,724,654
Digital Realty Trust, Inc., 5.20%, Series L(h)		100,000	2,665,000
QTS Realty Trust, Inc., 7.125%, Series A(h)		115,975	3,242,661

			13,173,438

DIVERSIFIED	2.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(h)		375,000	9,937,500
Colony Capital, Inc., 7.15%, Series I(h)		279,915	7,053,858
Colony Capital, Inc., 7.125%, Series J(h)		196,364	4,971,937
EPR Properties, 9.00%, Series E (Convertible)(a),(h)		131,000	4,833,900
EPR Properties, 5.75%, Series G(h)		177,002	4,460,451
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(h)		79,704	4,488,929
National Retail Properties, Inc., 5.20%, Series F(h)		25,000	640,000
Office Properties Income Trust, 6.375%, due 6/23/50		25,000	671,750
Urstadt Biddle Properties, Inc., 6.25%, Series H(h)		157,556	3,970,411
Urstadt Biddle Properties, Inc., 5.875%, Series K(h)		159,900	3,959,124

			44,987,860

HOTEL	1.4%
DiamondRock Hospitality Co., 8.25%(h)		46,466	1,304,765
Pebblebrook Hotel Trust, 6.50%, Series C(h)		160,000	4,017,600
Pebblebrook Hotel Trust, 6.30%, Series F(h)		134,000	3,249,500
RLJ Lodging Trust, 1.95%, Series A(h)		154,846	4,298,525
Summit Hotel Properties, Inc., 6.45%, Series D(h)		123,000	3,104,520
Summit Hotel Properties, Inc., 6.25%, Series E(h)		200,000	4,910,000
Sunstone Hotel Investors, Inc., 6.95%, Series E(h)		180,000	4,554,000

		Shares	Value
Sunstone Hotel Investors, Inc., 6.45%, Series F(h)		91,717	$2,320,440

			27,759,350

INDUSTRIALS	1.2%
Monmouth Real Estate Investment Corp., 6.125%, Series C(a),(h)		450,000	11,439,000
PS Business Parks, Inc., 5.20%, Series W(h)		45,000	1,169,100
PS Business Parks, Inc., 5.20%, Series Y(h)		185,000	4,865,500
PS Business Parks, Inc., 4.875%, Series Z(h)		72,384	1,919,624
Rexford Industrial Realty, Inc., 5.875%, Series A(h)		85,500	2,160,576
Rexford Industrial Realty, Inc., 5.625%, Series C(h)		30,000	789,600

			22,343,400

NET LEASE	1.1%
Gladstone Commercial Corp., 7.00%, Series D(h)		70,000	1,770,300
Spirit Realty Capital, Inc., 6.00%, Series A(a),(b),(h)		351,071	9,250,721
VEREIT, Inc., 6.70%, Series F(a),(b),(h)		377,661	9,520,834

			20,541,855

OFFICE	1.2%
Brookfield Property Partners LP, 5.75%, Series A(h)		204,000	5,065,320
Brookfield Property Partners LP, 6.375%, Series A2(h)		126,056	3,240,900
City Office REIT, Inc., 6.625%, Series A(h)		50,000	1,300,500
SL Green Realty Corp., 6.50%, Series I(a),(h)		206,919	5,342,648
Vornado Realty Trust, 5.70%, Series K(h)		146,024	3,685,646
Vornado Realty Trust, 5.25%, Series N(h)		150,000	3,846,000

			22,481,014

RESIDENTIAL	1.4%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(h)		98,959	2,619,445

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.75%, Series C(h)		152,845	3,915,889

SINGLE FAMILY	1.1%
American Homes 4 Rent, 6.50%, Series D(a),(h)		257,796	6,524,817
American Homes 4 Rent, 6.35%, Series E(a),(h)		378,397	9,596,148
American Homes 4 Rent, 6.25%, Series H(h)		162,714	4,377,006

			20,497,971

TOTAL RESIDENTIAL			27,033,305

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(h)		192,080	5,074,753

		Shares	Value
Public Storage, 4.625%, Series L(h)		29,610	$795,325

			5,870,078

SHOPPING CENTERS	1.3%
COMMUNITY CENTER	1.0%
Cedar Realty Trust, Inc., 7.25%, Series B(a),(h)		32,686	819,765
Kimco Realty Corp., 5.125%, Series L(h)		10,005	263,031
Kimco Realty Corp., 5.25%, Series M(h)		181,358	4,775,156
Saul Centers, Inc., 6.125%, Series D(h)		101,300	2,602,397
Saul Centers, Inc., 6.00%, Series E(h)		111,000	2,874,900
SITE Centers Corp., 6.375%, Series A(h)		200,000	5,160,000
SITE Centers Corp., 6.25%, Series K(h)		70,000	1,775,200

			18,270,449

REGIONAL MALL	0.3%
Brookfield Property REIT, Inc., 6.375%, Series A(h)		184,943	4,573,640
Pennsylvania REIT, 7.20%, Series C(h)		158,825	1,407,190

			5,980,830

TOTAL SHOPPING CENTERS			24,251,279

TOTAL REAL ESTATE			208,441,579

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$226,391,338)			238,702,444

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	6.6%
BANKS	1.8%
Bank of America Corp., 6.10% to 3/17/25, Series AA(h),(i)		$1,100,000	1,221,765
Bank of America Corp., 6.25% to 9/5/24, Series X(h),(i)		4,000,000	4,428,573
Citigroup, Inc., 5.95% to 1/30/23(h),(i)		2,140,000	2,245,915
Citigroup, Inc., 5.95% to 5/15/25, Series P(h),(i)		2,000,000	2,160,000
Citigroup, Inc., 6.25% to 8/15/26, Series T(h),(i)		2,140,000	2,450,300
JPMorgan Chase & Co., 3.558% (3 Month US LIBOR + 3.32%), Series V (FRN)(g),(h)		738,000	735,602
JPMorgan Chase & Co., 3.682% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(g),(h)		2,108,000	2,109,133
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(h),(i)		4,660,000	5,027,418
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(h),(i)		3,210,000	3,447,650
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(h),(i)		3,770,000	4,129,218
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(h),(i)		5,100,000	5,153,678

		Principal Amount	Value
Wells Fargo & Co., 5.875% to 6/15/25, Series U(h),(i)		$2,000,000	$2,207,000

			35,316,252

BANKS—FOREIGN	2.7%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(h),(i),(j)		4,000,000	4,331,400
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(h),(i),(j),(k)		1,750,000	1,916,547
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(h),(i),(j),(k)		5,000,000	6,040,625
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(h),(i),(j),(k)		2,500,000	2,531,250
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(h),(i),(j),(l)		3,000,000	3,126,030
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(h),(i),(j),(k)		2,000,000	2,119,720
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(h),(i),(j),(k)		2,891,000	3,138,293
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(h),(i),(j),(l)		3,000,000	3,121,875
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(h),(i),(j)		4,000,000	4,432,600
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(h),(i),(j)		3,400,000	3,798,548
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(h),(i),(j)		3,000,000	3,524,160
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(h),(i),(j)		3,300,000	3,385,701
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(h),(i),(j),(k)		4,000,000	4,197,180
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)(h),(l)		2,828,350	4,306,193
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(h),(i),(j),(k)		1,600,000	1,758,536

			51,728,658

FINANCIAL	0.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(h),(i)		6,750,000	6,866,775

INDUSTRIALS	0.2%
General Electric Co., 3.514% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(h)		4,000,000	3,785,000

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(k)		2,000,000	2,784,500

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(i),(l)		$4,052,000	$4,537,531

TOTAL INSURANCE			7,322,031

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(i)		2,750,000	3,319,494

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(h),(i)		1,535,000	1,499,388

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(i)		1,750,000	1,869,952

REAL ESTATE	0.4%
HEALTH CARE	0.1%
Welltower, Inc., 2.80%, due 6/1/31		850,000	846,696

RETAIL—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(i),(k)		6,000,000	6,250,200

TOTAL REAL ESTATE			7,096,896

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.3%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(i),(k)		5,250,000	6,116,250

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$119,872,549)			124,920,696

CORPORATE BONDS	1.0%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27, Series WI		2,525,000	2,584,211

REAL ESTATE	0.9%
DATA CENTERS	0.1%
Equinix, Inc., 5.375%, due 5/15/27(a)		2,000,000	2,151,210

HEALTH CARE	0.2%
Diversified Healthcare Trust, 9.75%, due 6/15/25		2,000,000	2,266,500

		Principal Amount	Value
Sabra Health Care LP, 4.80%, due 6/1/24(a)		$1,200,000	$1,307,478

			3,573,978

INDUSTRIALS	0.4%
Retail Properties of America, Inc., 4.75%, due 9/15/30		7,000,000	7,422,789

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(a),(k)		1,366,000	1,379,592

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(a),(k)		1,800,000	1,856,475

TOTAL REAL ESTATE			16,384,044

TELECOMMUNICATION	0.0%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144A(k)		900,000	896,625

TOTAL CORPORATE BONDS (Identified cost—$18,704,467)			19,864,880

		Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(m)		23,891,248	23,891,248

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,891,248)			23,891,248

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,945,449,582)	134.3%		2,558,914,165
WRITTEN OPTION CONTRACTS	(0.0)		(894,284)
LIABILITIES IN EXCESS OF OTHER ASSETS	(34.3)		(652,243,248)

NET ASSETS (Equivalent to $14.20 per share based on 134,243,229 shares of common stock outstanding)	100.0%		$1,905,776,633

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Welltower, Inc.	$70.00	4/16/2021	(778)	$(5,572,814)	$(170,353)	$(206,170)
Call—Simon Property Group, Inc.	115.00	5/21/2021	(450)	(5,119,650)	(229,077)	(276,750)
Call—Simon Property Group, Inc.	130.00	5/21/2021	(492)	(5,597,484)	(190,632)	(98,400)
Call—Welltower, Inc.	77.50	5/21/2021	(732)	(5,243,316)	(110,150)	(87,840)
Call—Weyerhaeuser Co.	39.00	5/21/2021	(1,585)	(5,642,600)	(65,721)	(87,175)
Call—Simon Property Group, Inc.	120.00	6/18/2021	(58)	(659,866)	(21,850)	(35,844)
Put—Boston Properties, Inc.	85.00	5/21/2021	(531)	(5,376,906)	(126,961)	(23,895)
Put—Equinix, Inc.	630.00	5/21/2021	(79)	(5,368,761)	(129,144)	(78,210)
			(4,705)	$(38,581,397)	$(1,043,888)	$(894,284)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.669%(o	)	Monthly	1 month LIBOR(o)	Monthly	9/15/25	$2,106,466	$—	$2,106,466
69,000,000	1.280		Monthly	0.109(p)	Monthly	2/3/26	(1,265,808)	(12,122)	(1,277,930)
115,000,000	0.761		Monthly	0.108(p)	Monthly	9/15/26	1,784,352	—	1,784,352
190,000,000	1.237(o)		Monthly	1 month LIBOR(o)	Monthly	9/15/27	3,602,085	—	3,602,085

							$6,227,095	$(12,122)	$6,214,973

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	4,024,153	USD	4,864,316	4/6/21	$145,191
Brown Brothers Harriman	USD	405,896	EUR	340,662	4/6/21	(6,401)
Brown Brothers Harriman	USD	4,328,360	EUR	3,683,491	4/6/21	(8,730)
Brown Brothers Harriman	EUR	3,674,423	USD	4,319,909	5/4/21	8,410

						$138,470

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,369,191,009 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $603,275,776 in aggregate has been rehypothecated.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $24,896,479 in aggregate has been pledged as collateral.
(f)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

(g)	Variable rate. Rate shown is in effect at March 31, 2021.
(h)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(i)	Security converts to floating rate after the indicated fixed-rate coupon period.
(j)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $47,422,465 which represents 2.5% of the net assets of the Fund (1.8% of the managed assets of the Fund).

(k)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $40,985,793 which represents 2.2% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,091,629 which represents 0.8% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Represents two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(p)	Based on 1 month LIBOR. Represents rates in effect at March 31, 2021.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified—Foreign	$0	$—	$—	$0	(a)
Real Estate—Industrials	235,212,280	224,960,888	—	10,251,392	(b)
Other Industries	1,916,322,617	1,916,322,617	—	—
Preferred Securities—$25 Par Value	238,702,444	238,702,444	—	—
Preferred Securities—Capital Securities	124,920,696	—	124,920,696	—
Corporate Bonds	19,864,880	—	19,864,880	—
Short-Term Investments	23,891,248	—	23,891,248	—

Total Investments in Securities(c)	$2,558,914,165	$2,379,985,949	$168,676,824	$10,251,392

Forward Foreign Currency Exchange Contracts	$153,601	$—	$153,601	$—
Interest Rate Swap Contracts	7,492,903	—	7,492,903	—

Total Derivative Assets(c)	$7,646,504	$—	$7,646,504	$—

Written Option Contracts	$(894,284)	$(894,284)	$—	$—
Forward Foreign Currency Exchange Contracts	(15,131)	—	(15,131)	—
Interest Rate Swap Contracts	(1,277,930)	—	(1,277,930)	—

Total Derivative Liabilities(c)	$(2,187,345)	$(894,284)	$(1,293,061)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(b)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Written Option Contracts
Balance as of December 31, 2020	$8,568,644	$(23,200)
Purchases	162,795	—
Realized gain (loss)	—	468,789
Change in unrealized appreciation (depreciation)	1,519,953	(445,589)

Balance as of March 31, 2021	$10,251,392	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $1,074,364.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$10,251,392	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	23.2x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2021:

	Written Option Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$43,249,889	$379,000,000	$4,803,851

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.